Exhibit 99.1

Jabil Posts Third Quarter Results

ST. PETERSBURG, Fla. – June 20, 2024 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its third quarter of fiscal year 2024.

“It’s clear that Jabil has navigated a period of significant transformation this fiscal year: a year in which we divested our Mobility business, captured growth in the AI datacenter space, and experienced softness across multiple end-markets,” said CEO Mike Dastoor. “Despite these moving pieces, we remain on track to deliver 5.6% in core margins and $8.40 of core diluted EPS in FY24, while generating more than $1 billion in adjusted free cash flow. At the same time, we’ve been working towards our commitment to repurchase $2.5 billion of our shares. And importantly, in the mid-to-longer-term we remain well-positioned to benefit from many of the world’s powerful trends in areas like datacenter power and cooling, electric and hybrid vehicles, healthcare and pharma solutions, semi-cap equipment, and automated warehousing to name a few,” he concluded.

Third Quarter of Fiscal Year 2024 Highlights:

• Net revenue: $6.8 billion

• U.S. GAAP operating income: $261 million

• U.S. GAAP diluted earnings per share: $1.06

• Core operating income (Non-GAAP): $350 million

• Core diluted earnings per share (Non-GAAP): $1.89

Fourth Quarter of Fiscal Year 2024 Outlook:

• Net revenue	$6.3 billion to $6.9 billion

• U.S. GAAP operating income	$285 million to $355 million

• U.S. GAAP diluted earnings per share	$1.40 to $1.88 per diluted share

• Core operating income (Non-GAAP)(1)	$365 million to $425 million

• Core diluted earnings per share (Non-GAAP)(1)	$2.03 to $2.43 per diluted share

(1)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $12 million for amortization of intangibles (or $0.09 per diluted share) and $18 million for stock-based compensation expense and related charges (or $0.14 per diluted share) and $50 million to $40 million (or $0.40 to $0.32 per diluted share) for restructuring, severance and related charges.

Fiscal Year 2024 Outlook:

• Net revenue	$28.5 billion

• Core operating margin (Non-GAAP)	5.6%

• Core diluted earnings per share (Non-GAAP)	$8.40 per diluted share

• Adjusted free cash flow (Non-GAAP)	$1+ billion

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, gain from the divestiture of businesses, acquisition and divestiture related charges, plus other components of net periodic benefit cost. Jabil defines core earnings as core operating income, less loss on debt extinguishment, loss (gain) on securities, other components of net periodic benefit cost, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our third quarter of fiscal year 2024 and our guidance for future financial performance in our fourth quarter of fiscal year 2024 (including, net revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges and restructuring, severance and related charges); and our full year 2024 (including net revenue, core operating margin (Non-GAAP), core diluted earnings per share (Non-GAAP) results and Adjusted Free Cash Flow (Non-GAAP)) and our plans to repurchase stock. The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our third quarter of fiscal year 2024 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; unexpected costs or unexpected liabilities that may arise from the Mobility transaction; scheduling production, managing growth and capital expenditures and maximizing the efficiency of our manufacturing capacity effectively; managing rapid declines or increases in customer demand and other related customer challenges that may occur; the effect of COVID-19 on our operations, sites, customers and supply chain; our dependence on a limited number of customers; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks arising from relationships with emerging companies; changes in technology and competition in our industry; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; risks associated with international sales and operations, including geopolitical uncertainties; energy price increases or shortages; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; risk arising from compliance, or failure to comply, with environmental, health and safety laws or regulations and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; and asset impairment); changes in financial accounting standards or policies; risk of natural disaster, climate change or other global events; and risks arising from expectations relating to environmental, social and governance considerations. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2023 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation.

The Company determines an annual normalized tax rate (“normalized core tax rate”) for the computation of the non-GAAP (core) income tax provision to provide better consistency across reporting periods. In estimating the normalized core tax rate annually, the Company utilizes a full-year financial projection of core earnings that considers the mix of earnings across tax jurisdictions, existing tax positions, and other significant tax matters. The Company may adjust the normalized core tax rate during the year for material impacts from new tax legislation or material changes to the Company’s operations.

Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the third quarter of fiscal year 2024. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: At Jabil (NYSE: JBL), we are proud to be a trusted partner for the world’s top brands, offering comprehensive engineering, manufacturing, and supply chain solutions. With over 50 years of experience across industries and a vast network of over 100 sites worldwide, Jabil combines global reach with local expertise to deliver both scalable and customized solutions. Our commitment extends beyond business success as we strive to build sustainable processes that minimize environmental impact and foster vibrant and diverse communities around the globe. Discover more at www.jabil.com.

Investor Contact

Adam Berry

Senior Vice President, Investor Relations and Communications

Adam_Berry@jabil.com

Media Contact

Timur Aydin

Senior Director, Enterprise Marketing and Communications

Timur_Aydin@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	May 31, 2024 (unaudited)	August 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$2,457	$1,804
Accounts receivable, net	3,382	3,647
Contract assets	1,121	1,035
Inventories, net	4,439	5,206
Prepaid expenses and other current assets	1,494	1,109
Assets held for sale	—	1,929

Total current assets	12,893	14,730
Property, plant and equipment, net	2,963	3,137
Operating lease right-of-use asset	366	367
Goodwill and intangible assets, net	810	763
Deferred income taxes	129	159
Other assets	288	268

Total assets	$17,449	$19,424

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$—	$—
Accounts payable	5,398	5,679
Accrued expenses	5,929	5,515
Current operating lease liabilities	96	104
Liabilities held for sale	—	1,397

Total current liabilities	11,423	12,695
Notes payable and long-term debt, less current installments	2,879	2,875
Other liabilities	331	319
Non-current operating lease liabilities	285	269
Income tax liabilities	112	131
Deferred income taxes	143	268

Total liabilities	15,173	16,557

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	2,881	2,795
Retained earnings	5,632	4,412
Accumulated other comprehensive loss	(18)	(17)
Treasury stock, at cost	(6,219)	(4,324)

Total Jabil Inc. stockholders’ equity	2,276	2,866
Noncontrolling interests	—	1

Total equity	2,276	2,867

Total liabilities and equity	$17,449	$19,424

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31, 2024	May 31, 2023	May 31, 2024	May 31, 2023
Net revenue	$6,765	$8,475	$21,919	$26,244
Cost of revenue	6,157	7,778	19,906	24,143

Gross profit	608	697	2,013	2,101
Operating expenses:
Selling, general and administrative	268	307	890	911
Research and development	9	8	29	25
Amortization of intangibles	12	7	27	24
Restructuring, severance and related charges	55	—	252	45
Gain from the divestiture of businesses	—	—	(944)	—
Acquisition and divestiture related charges	3	—	64	—

Operating income	261	375	1,695	1,096
Interest and other, net	60	69	197	204

Income before income tax	201	306	1,498	892
Income tax expense	72	73	248	229

Net income	129	233	1,250	663
Net income attributable to noncontrolling interests, net of tax	—	—	—	—

Net income attributable to Jabil Inc.	$129	$233	$1,250	$663

Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$1.08	$1.76	$10.01	$4.96

Diluted	$1.06	$1.72	$9.86	$4.86

Weighted average shares outstanding:
Basic	119.9	132.3	124.9	133.6

Diluted	121.7	135.1	126.9	136.4

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

(Unaudited)

	Nine months ended
	May 31, 2024	May 31, 2023
Cash flows provided by operating activities:
Net income	$1,250	$663
Depreciation, amortization, and other, net	557	752
Gain from the divestiture of businesses	(944)	—
Change in operating assets and liabilities, exclusive of net assets acquired	318	(367)

Net cash provided by operating activities	1,181	1,048

Cash flows provided by (used in) investing activities:
Acquisition of property, plant and equipment	(660)	(860)
Proceeds and advances from sale of property, plant and equipment	115	180
Cash paid for business and intangible asset acquisitions, net of cash	(90)	(30)
Proceeds from the divestiture of businesses, net of cash	2,108	—
Other, net	(6)	(28)

Net cash provided by (used in) investing activities	1,467	(738)

Cash flows used in financing activities:
Borrowings under debt agreements	1,895	3,556
Payments toward debt agreements	(1,987)	(3,369)
Payments to acquire treasury stock	(1,824)	(442)
Dividends paid to stockholders	(32)	(34)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	31	27
Treasury stock minimum tax withholding related to vesting of restricted stock	(68)	(36)
Other, net	(4)	(6)

Net cash used in financing activities	(1,989)	(304)

Effect of exchange rate changes on cash and cash equivalents	(6)	(4)

Net increase in cash and cash equivalents	653	2
Cash and cash equivalents at beginning of period	1,804	1,478

Cash and cash equivalents at end of period	$2,457	$1,480

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in millions, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31, 2024	May 31, 2023	May 31, 2024	May 31, 2023
Operating income (U.S. GAAP)	$261	$375	$1,695	$1,096

Amortization of intangibles	12	7	27	24
Stock-based compensation expense and related charges	3	18	72	80
Restructuring, severance and related charges(1)	55	—	252	45
Net periodic benefit cost	2	4	7	11
Business interruption and impairment charges, net(2)	14	—	14	—
Gain from the divestiture of businesses(3)	—	—	(944)	—
Acquisition and divestiture related charges(3)	3	—	64	—

Adjustments to operating income	89	29	(508)	160

Core operating income (Non-GAAP)	$350	$404	$1,187	$1,256

Net income attributable to Jabil Inc. (U.S. GAAP)	$129	$233	$1,250	$663
Adjustments to operating income	89	29	(508)	160
Net periodic benefit cost	(2)	(4)	(7)	(11)
Adjustments for taxes	14	11	51	32

Core earnings (Non-GAAP)	$230	$269	$786	$844

Diluted earnings per share (U.S. GAAP)	$1.06	$1.72	$9.86	$4.86

Diluted core earnings per share (Non-GAAP)	$1.89	$1.99	$6.20	$6.18

Diluted weighted average shares outstanding (U.S. GAAP & Non-GAAP)	121.7	135.1	126.9	136.4

(1)	Charges recorded during the three months and nine months ended May 31, 2024, related to the 2024 Restructuring Plan.
(2)	Charges recorded during the three months and nine months ended May 31, 2024, related to costs associated with product quality liabilities.
(3)

We completed the divestiture of our mobility business and recorded a pre-tax gain of $944 million, subject to certain post-closing adjustments that are still being finalized. We incurred transaction and disposal costs in connection with the sale of approximately $64 million during the nine months ended May 31, 2024.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in millions)

(Unaudited)

	Nine months ended
	May 31, 2024	May 31, 2023
Net cash provided by operating activities (U.S. GAAP)	$1,181	$1,048
Acquisition of property, plant and equipment (“PP&E”)(1)	(660)	(860)
Proceeds and advances from sale of PP&E(1)	115	180

Adjusted free cash flow (Non-GAAP)	$636	$368

(1)

Certain customers co-invest in PP&E with us. As we acquire PP&E, we recognize the cash payments in acquisition of PP&E. When our customers reimburse us and obtain control, we recognized the cash receipts in proceeds and advances from the sale of PP&E.